UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 26, 2022

(Date of earliest event reported)

XPERI HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39304	84-4734590
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

3025 Orchard Parkway San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 321-6000

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock (par value $.001 per share)	XPER	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On August 26, 2022, Xperi Inc. (“Xperi Inc.”), a wholly owned subsidiary of Xperi Holding Corporation (the “Company”), publicly filed a registration statement on Form 10 (the “Form 10”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the intended separation and distribution (the “Spin-Off”) of the product business of the Company into Xperi Inc., which will be an independent, publicly-traded holding company upon the completion of the Spin-Off.

In addition to disclosing financial results of Xperi Inc. calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) (Exhibit 99.1 of this Current Report), Exhibit 99.2 contains non-GAAP financial measures of Xperi Inc. adjusted for either one-time or ongoing non-cash acquired intangibles amortization charges; depreciation expense; all forms of stock-based compensation; other income/expense; interest expense; costs related to actual or planned business combinations including transaction fees, integration costs, severance, facility closures and retention bonuses. Management believes that the non-GAAP measures used in Exhibit 99.2 provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing, in Exhibit 99.2, a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished with the Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this Current Report:

Exhibit No.	Description of Exhibit

99.1	GAAP Financial Information of Xperi Inc.

99.2	Non-GAAP Reconciliations of Xperi Inc.

The following exhibit is being filed as part of this report:

Exhibit No.	Description of Exhibit

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 26, 2022
	By:	/s/ Robert Andersen
Robert Andersen
Chief Financial Officer